UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

September 3, 2010

GeoMet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52155	76-0662382
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Fannin, Suite 1850

Houston, Texas 77010

(Address of principal executive offices including Zip Code)

(713) 659-3855

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On September 3, 2010, GeoMet, Inc. (the “Company”) entered into the First Amendment to Investment Agreement (the “Amendment”) with Sherwood Energy, LLC (“Sherwood”), which amended certain provisions of the original Investment Agreement dated June 2, 2010 between the Company and Sherwood. A copy of the Amendment is filed with this current report as Exhibit 10.1.

The Amendment extends the time permitted for Sherwood to fund its commitment to purchase unsubscribed shares of the Company’s preferred stock from 10 business days to 16 business days following Sherwood’s receipt of the Company’s subscription notice. The purpose of this extension was to provide additional time for the NASDAQ Listing Qualifications department to complete its review of the Company’s listing applications for the Company’s preferred stock and underlying common stock. The Company expects to close the rights offering and backstop transaction on Tuesday, September 14, 2010.

The Amendment also provides that Sherwood may appoint (i) two members to the Company’s board of directors so long as it beneficially owns twenty percent (20%) or more of the common stock of the Company on an as-converted basis or (ii) one member to the Company’s board of directors so long as it beneficially owns ten percent (10%) of the Company’s common stock on an as-converted basis. The previous beneficial ownership thresholds for these appointment rights in the original Investment Agreement were ten percent (10%) and five percent (5%), respectively or, alternatively, Sherwood’s continued ownership of at least 40% of the preferred stock originally purchased by Sherwood. This latter 40% requirement has been eliminated.

This current report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company nor shall there be any sale of such securities in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 8.01	Other Events.

On September 10, 2010, counsel to the Company delivered an opinion of counsel to the Company, filed as Exhibit 5.1 to this current report, in connection with the proposed issue and sale by the Company of Series A Convertible Redeemable Preferred Stock of the Company issuable upon the exercise of subscription rights in the rights offering.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document

5.1	Opinion of Thompson & Knight LLP

10.1	First Amendment to Investment Agreement dated September 3, 2010 by and between GeoMet, Inc. and Sherwood Energy, LLC.

23.1	Consent of Thompson & Knight LLP (included as Exhibit 5.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GeoMet, Inc.
(Registrant)

Dated: September 10, 2010	By:	/S/ William C. Rankin
	Name:	William C. Rankin
	Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Document

5.1	Opinion of Thompson & Knight LLP

10.1	First Amendment to Investment Agreement dated September 3, 2010 by and between GeoMet, Inc. and Sherwood Energy, LLC.

23.1	Consent of Thompson & Knight LLP (included as Exhibit 5.1 hereto).